2012 PRIVATE EQUITY CONFERENCE SQUARETWO FINANCIAL accelerating assets BACK TO BLACK September 20, 2012

AGENDA 2 • Company Overview • Competitive Strengths • Operational Overview • Growth Strategy • Financial Results

COMPANY OVERVIEW

SQUARETWO OVERVIEW 4 Franchise Partners • Entrepreneurs/attorney-based collection floors • Exclusive Partners to SquareTwo • Compete for SquareTwo debt placements • G&A inclusive Leading Purchaser – Charged off Accounts Receivable Unique National Franchise/ Partner Model Solid/Predictable Returns Technology Analytics Scaled Purchasing Training Operational Support Communication/Best Practice Sharing

SQUARETWO OVERVIEW 5 Since inception (1994): • Purchased $32.0 billion of receivables deploying $2.1 billion of capital • Delivered cash-on- cash returns of 35% net IRR and 1.5x net ROI

SQUARETWO HISTORY

Development '94-'01 | Immature Market '02-04 | Competition '05-06 | Challenging '07-'08 | Stabilization '09 | Disciplined Growth '10-'12

1994
- SquareTwo founded by Scott Lowery

1996
- First franchise opened; first credit card purchase

2000
- Solidified distributed law firm model

2002
- 20 Franchise Partners

2003
- Became top five purchaser of charged-off debt

2005
- Ownership change and recapitalization led by KRG
- First Healthcare purchase

2006
- First Canadian purchase

2007-2008
- Financial market crash

2008
- Significant expense cutting measures taken
- Liquidity constrained

2009
- Paul Larkins joins and adds entirely new team and organization
- Completed "go live" of eAGLE IT platform

2010
- Implemented "Yield" based partner incentive program
- 34 Franchise Partners

2011
- New "high-volume" collection channel built
- Student & Commercial businesses launched

2012 Q2
- Record monthly/ quarterly collections

6

COMPETITIVE STRENGTHS

REGULATORY COMPLIANCE 8 Physical Security Data Security Call − Recording − Monitoring

Call recording monitoring REGULATORY COMPLIANCE 9 Physical Security Data Security Law Firms (“Partners”) • Bar License • SquareTwo support/training/ standards

REGULATORY COMPLIANCE + BANK READINESS = DIFFERENTIATION 10 • Rigorous, embedded culture of compliance • Documented, tested, reinforced

COMPETITIVE STRENGTHS • Franchise Model - Scalable staff(s) - Distributed Expense - Expandable • Technology - eAGLE (proprietary)  Controls all debt  Manages over 600K transactions/day • Analytic Aptitude • Decision Sciences • Velocity, Inventory Management 542 497 864 1000 0 200 400 600 800 1000 1200 2008A 2009A 2010A 2011A Franchise Partner Collector Headcount 3 - 5 Collectors Per Franchise 11

COMPETITIVE STRENGTHS (CONT’D) • Sophisticated Account-Level Debt Grading - Models use over 30 internal and external variables to predict account-level liquidation grades - Grades drive account level forecasts for purchasing model - Account grade mix provides immediate visibility on product changes • Franchise Power Targets - Unique and exclusive to SquareTwo - Measurement and incentive system - Drives focus on maximizing yield by working deep 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55 58 61 64 67 70 C u m u la ti ve L iq u id at io n R at e ( % o f Fa ce ) Month Projected Liquidation Rates by Grade A1 A2 B1 C1 C2 C3 PRIME Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Sum m ary CHANNEL % to PT % to PT % to PT % to PT % to PT % to PT % to PT % to PT % to PT Partner 1 130% 116% 135% 121% 154% 163% 185% 162% 146% Partner 2 110% 92% 131% 141% 149% 154% 182% 156% 139% Partner 3 133% 128% 97% 115% 97% 156% 180% 139% 131% Partner 4 112% 97% 123% 120% 134% 135% 156% 165% 130% . 117% 111% 129% 112% 114% 136% 165% 142% 128% . 114% 105% 117% 111% 107% 112% 186% 135% 123% . 103% 109% 111% 107% 123% 133% 159% 115% 120% Partner 21 107% 92% 117% 102% 87% 118% 97% 140% 108% Summary 116% 106% 120% 116% 121% 138% 164% 144% 128% Example: 12

OPERATIONAL OVERVIEW

BUSINESS STRATEGY 14 Invest in Attractive Portfolios Focus: Fresh Credit Card + Diversified Assets Grow Partner Network Expand Purchasing Relationships Enhance Returns • Technology • Analytics • Process Compliance Focus

STRONG PREDICTABLE ROI’S 2.2 2.7 2.6 2.4 1.3 1.6 1.5 1.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 2009 2010 2011 Q2 YTD 2012 Gross ROI Net ROI 1.4 15

HIGH VELOCITY OF CAPITAL 16 G ro ss R O I • Solid fill denotes actual collections to date • Dotted lines denote total expected returns (actual collections to date plus estimated remaining proceeds) SquareTwo’s collection model and focus on primarily fresh charged off receivables results in significantly faster collections than competitors Vintage Year Gross Annual IRR (1) 48% 31% 42% 49% 23% 34% 59% 16% 25% (1) Based on actual collections and estimated remaining proceeds through and as of June 30, 2012 using annual amounts only; annual collection projections for C1 are not publicly disclosed and are based on the historical data available. 1.7x 1.5x 1.5x 1.2x 0.7x 0.8x 0.5x 0.1x 0.1x 2.7x 3.1x 2.6x 2.6x 2.7x 2.2x 2.4x 2.2x 1.9x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x S2 C1 C2 S2 C1 C2 S2 C1 C2 2010 2011 YTD 2012

GROWTH STRATEGY

ADDRESSABLE MARKET



SquareTwo Focus
Not a Priority
Post Prime Consumer and Commercial
Fresh Small Ticket Commercial
Student Loan
Fresh Medical
Home Equity
Fresh Loans
Fresh Credit Card
Fresh Bus. Card
Canada
Mortgage
Large Ticket Leasing and Specialty Finance
Auto Loans
Utilities
Strategic Fit for SquareTwo
High
Low
Low
High
SquareTwo's Operational Maturity

GROWTH STRATEGY BUSINESS CHANNEL EXPANSION 19 • Actively growing non-consumer fresh channels - Exploit large immature markets - Further diversify purchases • Advancements in Process - Developing “PODS” within current franchise model and/or stand-alone locations to specialize in new products - Enhancing eAGLE to accommodate unique attributes - Enhancing analytic and collection competencies to accommodate unique attributes

GROWTH STRATEGY LIQUIDATION CHANNEL EXPANSION 20 • Aggressively growing High Volume, Non-Legal - Ability to buy into the largest debt sales market (credit card non-fresh) - Ability to penetrate deeper into current asset base (more ROI) • Advancements in-Process - Leverage law firm model - Automated skip cascade - Contact management system (“CMS”)

FINANCIALS

PURCHASING & COLLECTIONS PERFORMANCE 22 $109 $172 $268 $236 $289 $331 $334 $458 $387 $535 0 100 200 300 400 500 600 700 2009 2010 2011 2012 Capital TTM Capital (6/30) Collections TTM Collections (6/30) ($ in Millions) 1) Includes contingent collections. 1 1

ADJUSTED EBITDA SUMMARY(1) 23 $170MM $193MM $266MM $225MM $322MM 0 50 100 150 200 250 300 350 2009 2010 2011 2011A 2012A June TTM (1) Represents total proceeds on owned assets less direct collection and G&A expenses.

ESTIMATED REMAINING PROCEEDS (“ERP”) SUMMARY $610MM $831MM $956MM 0 200 400 600 800 1000 2010 2011 6/30/2012 24 ERP

$451 $250 $762 $445 $322 $956 $-- $200 $400 $600 $800 $1,000 Net Debt TTM Adjusted EBITDA ERP 9/30/2011 6/30/2012 CAPITALIZATION 25 (1) Represents total proceeds on owned assets less direct collection and G&A expenses. (2) "ERP" represents forecasted remaining proceeds on owned assets. 1 2 ($ in Millions) • Producing strong internal liquidity and not limited by capital structure • From September 30, 2011 to June 30, 2012, increased TTM Adjusted EBITDA by 29%, increased ERP by 25% and reduced net debt by $6 million. 6/30/12 Capitalization Table ($000s) As of 6/30/2012 x Adjusted $ EBITDA1 x ERP 2 Revolving Credit Facil ity (net of cash $151,103 0.47x 0.16x Senior Secured Notes, Gross 290,000 0.90x 0.30x Other Debt 4,049 0.01x 0.00x Total Debt $445,152 1.38x 0.47x TTM Adjusted EBITDA 1 $321,813 6/30/12 ERP 2 $956,300 1 Represents tota l proceeds on owned assets less G&A expenses . 2"ERP" represents forecasted remaining proceeds on owned assets as of 6/30/12.

QUESTIONS?

APPENDIX

SENIOR MANAGEMENT IN ATTENDANCE Paul A. Larkins, Chief Executive Officer & President Prior to SquareTwo Financial, Larkins served as president and chief executive officer of Key National Finance (KNF), and Executive Vice President of KeyCorp. KNF was comprised of Key Equipment Finance, Key Auto Finance, Key Education Resources, Key Recreation Lending, Key Home Improvement and Key Payroll Online. He joined Key in 1993, and was a member of the Executive Council of KeyCorp (parent company). Larkins also served as senior executive vice president of KeyCorp Leasing Ltd. Before joining Key, Larkins worked for USL Capital and IBM in regional and national capacities. Larkins received his Bachelor of Science degree in Economics and Business Administration from St. Mary’s College of California. Additionally, he is a graduate of the Institute of Leasing Management at Columbia University and the Stonier Graduate School of Banking at the University of Delaware. A former board member of the SUNY Research Foundation and the Leeds School of Business at the University of Colorado, Larkins now serves as a member of the board of St. Mary's College School of Economics and Business Administration. L. Heath Sampson, Chief Financial Officer Mr. Sampson’s duties include oversight of the Company’s Analytics, Treasury, Financial Planning and Analysis, Financial Accounting, Tax, SEC Reporting, and Payment Processing departments. Mr. Sampson joined SquareTwo from First Data Corporation where he served most recently as the Chief Financial Officer of the Financial Services business, a $2.5 billion dollar revenue subsidiary of First Data Corporation. From 1994 to 2002, Mr. Sampson served as a Senior Manager with Arthur Andersen, LLP. Mr. Sampson obtained his Certified Public Accountant’s license in Colorado following his Masters and BA in Accounting from the University of Denver. PAUL A. LARKINS L. HEATH SAMPSON 28